UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06083

Name of Registrant: Vanguard Ohio Tax-Free Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – November 30, 2015

Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard Ohio Tax-Exempt Funds

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Ohio Tax-Exempt Money Market Fund.	12
Ohio Long-Term Tax-Exempt Fund.	26
About Your Fund’s Expenses.	49
Glossary.	51

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Other States Tax-Exempt Money Market Funds
Average					0.01
Other States Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Ohio Long-Term Tax-Exempt Fund	2.35%	4.39%	3.46%	0.44%	3.90%
Barclays OH Municipal Bond Index					3.55
Ohio Municipal Debt Funds Average					2.69
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

7-day SEC yield for the Ohio Tax-Exempt Money Market Fund; 30-day SEC yield for the Ohio Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Money Market Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Ohio Long-Term Tax-Exempt Fund	$12.63	$12.62	$0.427	$0.065

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market performed relatively well for the 12 months ended November 30, 2015, a less turbulent period for munis than some recent years have been. Its return of about 3% was more than 2 percentage points higher than that of its taxable counterpart.

Vanguard Ohio Long-Term Tax-Exempt Fund came in a step or two ahead of the national muni market with a return of 3.90% for the 12 months.

Interest income was the main driver of this fund’s return, although its capital return was also positive. Short-term muni yields moved higher amid expectations that the Federal Reserve would soon begin to normalize monetary policy. (In mid-December, after the close of the reporting period, the Fed raised its target for short-term rates to 0.25%–0.50%.)

Intermediate- and long-term muni yields, on the other hand, experienced some ups and downs, driven in part by supply and demand factors. They generally finished the fiscal year a little lower than where they had started. (Bond yields and prices move in opposite directions.)

The Long-Term Fund outpaced the 3.55% return of its benchmark and the 2.69% average return of its peer group.

The fund’s 30-day SEC yield finished the period at 2.35%, not far from its level of 2.33% a year earlier.

Vanguard Ohio Tax-Exempt Money Market Fund returned 0.01%, constrained by the Fed’s near-zero policy for short-term interest rates. That return matched the average for its peers. The fund’s 7-day SEC yield began and ended the fiscal year at 0.01%.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

As I’ve discussed previously, we’re making some changes to Vanguard’s lineup of money market funds in response to regulatory changes adopted in 2014 by the Securities and Exchange Commission. Most notably, we plan to designate the Ohio Tax-Exempt Money Market Fund as a retail fund, along with all of our national and state-specific tax-exempt money market funds. This change, which will take place ahead of the October 2016 compliance date, will enable individual investors to continue to access these very liquid, high-quality funds at a stable net asset value of $1 per share.

Bonds managed slight gains as investors waited for the Fed

Bond returns were muted for the 12 months as a whole. Prices rose and fell while investors digested the Fed’s latest statements about when it might begin to raise short-term interest rates. At times, both taxable and tax-exempt bonds

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

CPI
Consumer Price Index	0.50%	1.02%	1.64%

benefited from demand for a safe haven amid various concerns, such as Greece’s fiscal crisis.

The broad U.S. taxable bond market returned 0.97%. Interest income more than offset bond price declines. Although the yield of the 10-year Treasury note ended November at 2.22%, almost unchanged from 2.25% a year earlier, the yields of shorter-term bonds rose, especially in the second half of the period. For example, the 1-year Treasury yield climbed from 0.12% a year ago to 0.48%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –8%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s 0%–0.25% target for short-term rates, which remained unchanged over the fiscal year, continued to limit returns for money market funds and savings accounts.

The broad U.S. stock market produced modest returns

U.S. stocks traveled a bumpy route on their way to returns that approached 3% for the period. They dropped sharply in August and slid further in September amid fears about the ripple effects of China’s slowing growth before rebounding strongly in October.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Ohio Tax-Exempt Money Market Fund	0.16%	0.14%
Ohio Long-Term Tax-Exempt Fund	0.16	1.05

The fund expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the funds’ expense ratios were: for the Ohio Tax-Exempt Money Market Fund, 0.08%; and for the Ohio Long-Term Tax-Exempt Fund, 0.16%. The expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Ohio Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds' expense ratios in the table above do not reflect expense reductions.

International stocks returned about –6%, also held back by the dollar’s strength. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of developed Pacific and European markets.

The funds’ positioning was key to their competitive performance

Nationwide demand for municipal bonds was solid, not only from individual investors looking for tax-exempt income but also from nontraditional buyers such as banks and insurance companies. Municipals also benefited from some of the safe-haven demand that helped Treasury bonds amid concerns about Greece and slower growth in China. Ohio’s finances continued to strengthen, adding to the allure of its muni bonds, and supply was more or less flat compared with the prior 12 months.

That demand was not felt evenly across the yield curve, however, as investors shied away from short-term bonds. Faced with the prospect of a Fed rate hike, they preferred the higher yields (and greater risk) of longer-dated and lower-rated bonds.

In that environment, the Long-Term Fund had an advantage over its benchmark index, which spans all maturities. Returns of Ohio munis maturing in less than five years returned roughly 1% for the benchmark, for example. Meanwhile,

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
Ohio Tax-Exempt Money Market Fund	1.01%
Spliced Ohio Tax-Exempt Money Market Funds Average	0.83
For a benchmark description, see the Glossary.
Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Ohio Long-Term Tax-Exempt Fund	4.81%
Barclays OH Municipal Bond Index	4.44
Ohio Municipal Debt Funds Average	3.69
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

securities maturing in ten years or more, which made up the bulk of the Long-Term Fund’s holdings, returned more than 4%.

Results by credit quality varied less, but the tilt of the fund’s advisor, Vanguard Fixed Income Group, toward lower-quality investment-grade bonds played in its favor.

The advisor added value through an overweight to premium callable bonds, which typically trade at prices that compensate holders for the risk that the bonds might be redeemed before maturity. Switching out individual issues whose valuations had risen for more attractively priced securities helped as well.

For more information about the advisor’s approach and the funds’ positioning during the year, please see the Advisor’s Report that follows this letter.

Long-term results were supported by rigorous credit analysis

Although the most recent fiscal year was relatively calm for the broad municipal bond market, that hasn’t been the case over much of the past decade. A small number of widely publicized bankruptcies took place, including that of Detroit. And tax revenues shrank during the Great Recession and its aftermath, further straining already challenged borrowers.

Through it all, Vanguard Ohio Tax-Exempt Funds have benefited from the expertise and experience of our team of in-house

Credit research: A key part of Vanguard’s investment process

When our funds buy a municipal bond, fund shareholders are lending money to a school district, turnpike authority, hospital, university, or other tax-exempt borrower. We expect those loans to be repaid. That’s why credit research is a pillar of our investment process and why our credit analysts work closely with our portfolio managers and traders.

Our credit team conducts an objective, thorough, and independent analysis of each issuer’s overall creditworthiness. This quantitative and qualitative approach may include testing the sensitivity of projected cash flows, analyzing demographic and economic drivers, negotiating legal covenants, meeting with the issuer’s officials, and, of course, digging into financial statements.

Credit analysts look to identify opportunities or problems among any bonds we own or are considering. Their informed opinions help us understand and manage risk, sidestep troubled issuers, and uncover value.

Our senior municipal credit analysts average more than 23 years of industry experience and more than 10 years at Vanguard. This experience, along with stability in our team structure, helps ensure consistency in credit exposure and risk management across funds with similar objectives.

credit analysts. The group worked closely with the portfolio management team to identify and understand the risks and opportunities of the bonds we own or are considering for inclusion. (For more on the credit team, see the insight box on page 6.)

This rigorous approach and Vanguard’s low costs helped the Long-Term Fund produce a return of 4.81% over the past decade. This put it well ahead of the 3.69% average return of its peer group and the 4.44% return of its benchmark. The Money Market Fund also did better than its peer group, returning 1.01% compared with 0.83%.

A final note about a key member of our municipal bond fund management team: Pamela Wisehaupt Tynan, who joined Vanguard in 1982 and has been a longtime muni bond fund manager with us, has announced her retirement effective at the end of February 2016. We are grateful for her dedication in successfully managing a number of our funds for more than two decades. Pam also developed a deep and talented team of portfolio managers and traders to oversee Vanguard’s tax-exempt money market funds. I know that our short-term muni bond team is in good hands, as we’ve appointed Justin Schwartz to succeed Pam. Justin joined Vanguard in 2004 and has worked closely with Pam since 2005.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—to turbulence. (You can read Vanguard’s Principles for Investing Success at vanguard.com/ research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 7, 2016

Advisor’s Report

For the fiscal year ended November 30, 2015, Vanguard Ohio Long-Term Tax-Exempt Fund posted a return of 3.90%. It outpaced the 3.55% return of its benchmark, the Barclays Ohio Municipal Bond Index, and the average return of 2.69% for peer-group funds. Vanguard Ohio Tax-Exempt Money Market Fund returned 0.01%, matching the average return of its peers.

The investment environment

The fiscal year began soon after the Federal Reserve wrapped up its multiyear stimulative bond-buying program. Attention turned to when interest rates would rise, a question that preoccupied stock and bond investors globally throughout the period.

The Fed made clear that the timing of its first rate hike in almost a decade would depend on the overall health of the economy and on the picture for employment and inflation in particular. Those data points generally moved in the right direction.

Although gross domestic product growth almost ground to a halt in early 2015, in part because of a harsh winter and a West Coast port strike, it recovered in the second and third quarters. Job growth was generally strong. The national unemployment rate fell over the period from 5.8% to 5.0%—a level not seen since April 2008. And inflation, although under pressure from falling energy and import prices, was expected to move toward the Fed’s 2% target in the medium term.

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2014	2015
2 years	0.38%	0.72%
5 years	1.15	1.26
10 years	2.08	2.02
30 years	3.01	2.96
Source: Vanguard.

But growth outside the United States was spotty. The Greek debt crisis weighed on prospects for the euro zone for a good part of the fiscal year. And concerns about policymakers’ ability to engineer a soft landing for China’s economy rattled global markets in the summer.

International concerns may have contributed to the Fed’s decision to hold off raising rates during the funds’ fiscal year. (It did, however, raise the target rate in mid-December, just after the close of the period, from 0.00%–0.25% to 0.25%–0.50%.) Short-term U.S. Treasury rates nevertheless moved higher over the 12 months in anticipation, while longer-term Treasury rates dipped a little lower. The Ohio municipal yield curve also flattened.

Ohio’s economy expanded a little faster than that of the United States as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. That can be attributed in part to strength in automobile manufacturing and health care, two key sectors of the Ohio economy.

The bank’s index for the Buckeye State climbed by a little more than 3% from November 2014 through October 2015. The increase in the index at the national level was a little less than 3%. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

Ohio’s financial position also continued to improve. The state has a structurally balanced budget, and tax revenues have been rising despite tax cuts. At the same time, spending remained contained. Municipal bond issuance went up at the national level compared with the prior 12 months but stayed more or less flat in Ohio.

On the demand side, investors looking for yield helped longer-dated and lower-rated bonds outperform.

Management of the funds

At Vanguard, we strive to add value through a diversified mix of strategies—primarily, duration and yield-curve positioning, credit-quality decisions, and security selection. We don’t try to hit home runs, preferring to consistently hit singles and doubles. Risk management is key to our investment processes, along with collaboration with Vanguard’s experienced team of credit analysts. The credit team performs an objective, thorough, and independent analysis of the overall creditworthiness of every issuer whose bonds we own or consider buying.

We made no significant shifts during the period in the Long-Term Fund’s portfolio strategy or positioning. In a relatively range-bound environment for bond yields and credit spreads, we believed that additional yield could boost outperformance. Accordingly, we started and ended with a tilt toward lower-quality and longer-dated bonds compared with the credit and maturity profiles of the benchmark.

This strategy, which served us well, was part of our defensive posture while awaiting the Fed’s first move. Longer-dated bond yields are influenced more by inflation expectations than short-term borrowing costs.

We added value by holding premium callable bonds. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential in many interest rate scenarios. We were also highly selective among general obligation bonds, instead favoring revenue bonds that have more identifiable cash-flow streams to service their debt.

For the Money Market Fund, the low-interest-rate environment remained challenging but not unfamiliar. We sought opportunities to support returns through risk management, security selection, and relative value plays in credit sectors.

A look ahead

Although the U.S. economy’s growth rate slowed in the third calendar quarter, we believe it is on track to average about 2.5% or a bit higher in 2016. Inflation should continue to be tempered by oil prices, which seem to have settled into a range far below their summer 2014 peak.

The monetary tightening cycle the Fed has just initiated is likely to be very slow and gradual. Moreover, it may well end at a level below the historical average because of the moderate pace of U.S. economic growth, fragile growth abroad, and the modest outlook for inflation. These expectations are already largely built into bond prices.

On the money market front, the coming year should be an interesting one. In addition to the interest rate rise, a shifting of assets is expected before the October 2016 compliance date for the new Securities and Exchange Commission rules. As previously mentioned, we plan to designate all of our tax-exempt money market funds (including the Ohio fund) as retail funds—giving investors continued access to stable-value offerings.

Apart from Fed policy, interest rates are likely to remain range-bound. We expect their floor to be set, at least in part, by the strength of the U.S. economy. The cap will be determined by global conditions, including the relative strength of the dollar, slower growth overseas, and central bank policies—which have driven down bond yields abroad.

As interest rates fell in recent years, we captured many opportunities for price appreciation. We don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen back out. Given the current macroeconomic environment and muni and taxable bond valuations, we expect that we will keep seeking to add value through duration and maturity positioning, credit-quality calls, and security selection.

Because market volatility may increase as interest rates move higher, we will maintain above-average levels of liquidity.

This will give us the necessary “dry powder” to take advantage of any dislocations in pricing.

As always, our experienced team of portfolio managers, traders, and credit analysts will continue to look for opportunities to add to the funds’ performance, whatever the markets may bring.

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds Pamela Wisehaupt Tynan, Principal, Head of Municipal Money Market Funds Marlin G. Brown, Portfolio Manager John M. Carbone, Principal, Portfolio Manager Vanguard Fixed Income Group December 18, 2015

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2015

Financial Attributes
Ticker Symbol	VOHXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	36 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.08%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2005, Through November 30, 2015

Initial Investment of $10,000

For a benchmark description, see the Glossary.

Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
		Spliced Ohio
		Tax-Exempt
		Money Mkt
		Funds Avg.
Fiscal Year	Total Returns	Total Returns
2006	3.30%	2.84%
2007	3.63	3.14
2008	2.40	2.05
2009	0.56	0.31
2010	0.15	0.03
2011	0.09	0.00
2012	0.05	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.01
7-day SEC yield (11/30/2015): 0.01%
For a benchmark description, see the Glossary.
Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Ohio Tax-Exempt Money Market
Fund	6/18/1990	0.01%	0.04%	1.06%

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.8%)
Ohio (100.8%)
Akron OH GO	5.000%	12/1/15 (Prere.)	2,000	2,000
Akron OH Income Tax Revenue	2.000%	12/1/15	1,145	1,145
Akron OH Income Tax Revenue BAN	1.150%	3/10/16	2,250	2,255
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.010%	12/1/15 LOC	7,730	7,730
Athens County OH Port Authority Housing
Revenue VRDO	0.010%	12/7/15 LOC	4,700	4,700
Berea OH BAN	1.000%	3/17/16	1,180	1,182
Butler County OH BAN	0.520%	7/28/16	2,343	2,343
Butler County OH Capital Funding Revenue VRDO	0.010%	12/7/15 LOC	1,555	1,555
1 Cincinnati OH City School District GO TOB VRDO	0.010%	12/7/15	12,090	12,090
1 Cincinnati OH City School District GO TOB VRDO	0.020%	12/7/15	5,000	5,000
Cleveland OH Municipal School District GO	2.000%	12/1/15	5,500	5,500
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.010%	12/7/15 LOC	3,965	3,965
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.010%	12/7/15	3,250	3,250
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.010%	12/7/15	3,100	3,100
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.020%	12/7/15	3,000	3,000
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.020%	12/7/15	8,990	8,990
Columbus OH GO VRDO	0.010%	12/7/15	3,815	3,815
Columbus OH Regional Airport Authority Airport
Revenue (Flight Safety International Inc. Project)
VRDO	0.030%	12/7/15	11,000	11,000

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.010%	12/7/15 LOC	8,790	8,790
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.010%	12/7/15 LOC	1,345	1,345
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.010%	12/7/15 LOC	6,040	6,040
Columbus OH Regional Airport Authority Revenue
(Pooled Financing Program) VRDO	0.010%	12/7/15 LOC	4,170	4,170
Columbus OH Sewer Revenue VRDO	0.010%	12/7/15	3,365	3,365
Cuyahoga Falls OH BAN	1.000%	12/3/15	1,550	1,550
Deerfield Township OH BAN	1.000%	10/27/16	4,565	4,585
Delaware OH BAN	1.000%	4/18/16	3,000	3,008
Dublin OH City School District GO BAN	1.000%	5/5/16	2,250	2,257
Fairfield Township OH BAN	1.000%	6/3/16	1,350	1,354
Forest Hills OH Local School District GO	2.000%	12/1/15	675	675
Franklin County OH GO	5.000%	12/1/15	2,000	2,000
Franklin County OH Hospital Facilities Revenue
(Doctors OhioHealth Corp.) VRDO	0.020%	12/7/15 LOC	9,955	9,955
2 Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) PUT	0.050%	6/1/16	5,750	5,750
1 Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) TOB VRDO	0.020%	12/7/15	2,000	2,000
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) VRDO	0.010%	12/7/15	1,600	1,600
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) VRDO	0.010%	12/7/15	200	200
Franklin County OH Hospital Revenue
(Holy Cross Health System) VRDO	0.010%	12/7/15	700	700
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.010%	12/7/15	13,600	13,600
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.010%	12/7/15	1,095	1,095
Franklin County OH Hospital Revenue
(Nationwide Hospital) VRDO	0.010%	12/7/15	1,205	1,205
Franklin County OH Revenue
(Trinity Health Credit Group) PUT	0.070%	12/1/15	14,490	14,490
Gallia County OH Local School District GO	5.000%	6/1/16 (Prere.)	3,000	3,072
Greene County OH Sewer System Revenue	5.000%	12/1/15 (Prere.)	1,000	1,000
Greene County OH Sewer System Revenue	5.000%	12/1/15 (Prere.)	4,695	4,695
Hamilton County OH Economic Development
Revenue (University of Cincinnati Lessee
Project)	5.000%	6/1/16 (Prere.)	4,000	4,091
Hamilton County OH Economic Development
Revenue (University of Cincinnati Lessee
Project)	5.250%	6/1/16 (Prere.)	3,290	3,369
Hamilton County OH Healthcare Facilities
Revenue (The Children’s Home of Cincinnati)
VRDO	0.020%	12/7/15 LOC	2,960	2,960
1 Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center)
TOB VRDO	0.020%	12/7/15	5,625	5,625

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hamilton County OH Sewer System Revenue	5.000%	12/1/15 (Prere.)	5,000	5,000
1 Hamilton County OH Sewer System Revenue
TOB VRDO	0.020%	12/7/15	8,500	8,500
Hamilton OH Electric System Revenue	0.430%	9/27/16	4,700	4,700
Hilliard OH GO	1.000%	4/22/16	1,275	1,279
Hilliard OH School District GO	5.000%	12/1/15 (Prere.)	2,895	2,895
Huber Heights OH BAN	1.000%	6/2/16	3,500	3,511
Independence OH BAN	1.000%	4/14/16	2,150	2,156
Kenston OH Local School District GO	1.000%	9/15/16	2,500	2,513
Kent OH BAN	1.125%	8/31/16	1,800	1,808
Lakewood OH BAN	1.000%	4/7/16	3,685	3,695
1 Lakewood OH City School District GO TOB VRDO	0.030%	12/7/15	3,825	3,825
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.150%	12/7/15	12,785	12,785
Lorain County OH Port Authority Educational
Facilities Revenue (St. Ignatius High School
Project) VRDO	0.030%	12/7/15 LOC	915	915
Lucas County OH BAN	1.500%	7/13/16	2,400	2,416
Marysville OH BAN	1.250%	8/25/16	1,500	1,507
Mason OH BAN	1.250%	6/23/16	2,000	2,009
Mason OH City School District BAN	1.250%	1/26/16	3,000	3,005
1 Miami University of Ohio General Receipts
Revenue TOB VRDO	0.020%	12/7/15	3,365	3,365
1 Montgomery County OH Revenue
(Miami Valley Hospital) TOB VRDO	0.020%	12/7/15	4,000	4,000
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	600	600
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	5,800	5,800
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	6,865	6,865
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	2,600	2,600
North Olmsted OH BAN	0.300%	2/3/16	1,335	1,335
1 Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement) TOB VRDO	0.010%	12/7/15	6,800	6,800
1 Nuveen Ohio Quality Income Municipal Fund
VRDP VRDO	0.100%	12/7/15 LOC	21,000	21,000
Ohio Air Quality Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.010%	12/1/15 LOC	985	985
1 Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) TOB VRDO	0.050%	12/7/15 (13)	13,320	13,320
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.010%	12/7/15 LOC	12,100	12,100
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.010%	12/7/15 LOC	1,500	1,500
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.010%	12/7/15 LOC	6,000	6,000
Ohio Common Schools GO VRDO	0.010%	12/7/15	8,530	8,530
Ohio Common Schools GO VRDO	0.010%	12/7/15	5,000	5,000
Ohio Common Schools GO VRDO	0.010%	12/7/15	1,050	1,050
Ohio GO	5.000%	2/1/16	1,100	1,109
Ohio GO	5.375%	2/1/16	1,000	1,009

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio GO VRDO	0.010%	12/7/15	9,100	9,100
Ohio GO VRDO	0.010%	12/7/15	13,430	13,430
Ohio GO VRDO	0.010%	12/7/15	985	985
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.060%	12/17/15	7,000	7,000
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.010%	12/1/15	1,600	1,600
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.010%	12/1/15	11,300	11,300
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.010%	12/1/15	6,200	6,200
1 Ohio Higher Educational Facility Commission
Revenue (University Hospitals Health
System Inc.) TOB VRDO	0.060%	12/7/15 (13)	5,000	5,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.020%	12/7/15	2,000	2,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.020%	12/7/15	7,210	7,210
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.020%	12/7/15	1,755	1,755
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.030%	12/7/15	6,005	6,005
Ohio State University General Receipts
Revenue CP	0.060%	1/4/16	7,790	7,790
Ohio State University General Receipts
Revenue CP	0.070%	1/6/16	8,200	8,200
Ohio State University General Receipts
Revenue CP	0.100%	3/2/16	8,000	8,000
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	5.000%	12/1/15 (Prere.)	1,815	1,815
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	5.000%	12/1/15 (Prere.)	1,000	1,000
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	5.000%	12/1/15	2,000	2,000
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	6/1/16	2,235	2,278
Ohio Water Development Authority Pollution
Control Revenue (Water Quality)	5.000%	12/1/15	1,030	1,030
Toledo-Lucas County OH Port Authority
Airport Development Revenue (Flight Safety
International Inc.) VRDO	0.020%	12/7/15	8,050	8,050
Union County OH BAN	1.000%	3/30/16	2,950	2,957
Union Township OH BAN	1.500%	9/8/16	2,000	2,015
Wayne County OH BAN	2.000%	7/7/16	5,000	5,045
				484,418
Total Tax-Exempt Municipal Bonds (Cost $484,418)				484,418

Ohio Tax-Exempt Money Market Fund

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	42
Receivables for Investment Securities Sold	1,850
Receivables for Accrued Income	1,316
Receivables for Capital Shares Issued	1,110
Other Assets	1,026
Total Other Assets	5,344
Liabilities
Payables for Investment Securities Purchased	(7,245)
Payables for Capital Shares Redeemed	(674)
Payables to Vanguard	(1,394)
Total Liabilities	(9,313)
Net Assets (100%)
Applicable to 480,295,052 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	480,449
Net Asset Value Per Share	$1.00

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	480,455
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(6)
Net Assets	480,449

  See Note A in Notes to Financial Statements.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $103,310,000, representing 21.5% of net assets.
  Adjustable-rate security.
  A key to abbreviations and other references follows the Statement of Net Assets. See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) AGM (Assured Guaranty Municipal Corporation).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation).

(14) NPFG (National Public Finance Guarantee Corporation).

(15) BAM (Build America Mutual Assurance Company).

(16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	462
Total Income	462
Expenses
The Vanguard Group—Note B
Investment Advisory Services	110
Management and Administrative	578
Marketing and Distribution	129
Custodian Fees	7
Auditing Fees	29
Shareholders’ Reports	4
Total Expenses	857
Expenses Reduction—Note B	(449)
Net Expenses	408
Net Investment Income	54
Realized Net Gain (Loss) on Investment Securities Sold	—
Net Increase (Decrease) in Net Assets Resulting from Operations	54

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54	58
Realized Net Gain (Loss)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	54	58
Distributions
Net Investment Income	(54)	(58)
Realized Capital Gain	—	—
Total Distributions	(54)	(58)
Capital Share Transactions (at $1.00 per share)
Issued	298,801	301,581
Issued in Lieu of Cash Distributions	50	55
Redeemed	(375,246)	(346,905)
Net Increase (Decrease) from Capital Share Transactions	(76,395)	(45,269)
Total Increase (Decrease)	(76,395)	(45,269)
Net Assets
Beginning of Period	556,844	602,113
End of Period[1]	480,449	556,844
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0002	.0005	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0002	.0005	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0002)	(.0005)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0002)	(.0005)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.02%	0.05%	0.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$480	$557	$602	$609	$686
Ratio of Expenses to Average Net Assets	0.08%[2]	0.08%[2]	0.12%[2]	0.16%[2]	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.05%	0.09%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 The ratio of expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, 0.16% for 2013, and 0.16% for 2012. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Ohio Tax-Exempt Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2015, Vanguard’s expenses were reduced by $449,000 (an effective annual rate of 0.08% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2015

Financial Attributes

		Barclays
		OH	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	310	1,380	47,840
Yield to Maturity
(before expenses)	2.5%	2.2%	2.2%
Average Coupon	4.6%	4.8%	4.8%
Average Duration	6.3 years	6.8 years	6.4 years
Average Stated
Maturity	16.1 years	13.0 years	13.1 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.35%	—	—
Short-Term
Reserves	4.5%	—	—

Volatility Measures
	Barclays OH	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.99
Beta	1.21	1.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	4.9%
1 - 3 Years	4.5
3 - 5 Years	2.7
5 - 10 Years	9.1
10 - 20 Years	39.4
20 - 30 Years	37.1
Over 30 Years	2.3

Distribution by Credit Quality (% of portfolio)

AAA	7.2%
AA	56.1
A	30.7
BBB	5.2
BB	0.2
Not Rated	0.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.16%.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.53%	1.60%	6.13%	5.73%
2007	4.32	-1.61	2.71	2.64
2008	4.13	-7.74	-3.61	-6.73
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28
2013	3.48	-7.76	-4.28	-2.71
2014	3.89	6.30	10.19	8.60
2015	3.46	0.44	3.90	3.55

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	3.99%	4.51%	4.09%	0.60%	4.69%

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.6%)
Ohio (97.7%)
Akron OH Bath & Copley Joint Township Hospital
District Revenue (Children’s Hospital Medical
Center of Akron)	5.000%	11/15/24	920	1,057
Akron OH Bath & Copley Joint Township Hospital
District Revenue (Children’s Hospital Medical
Center of Akron)	5.000%	11/15/38	5,000	5,420
Akron OH Bath & Copley Joint Township Hospital
District Revenue (Children’s Hospital Medical
Center of Akron)	5.000%	11/15/42	2,780	2,997
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/28	4,000	4,613
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/33	1,500	1,698
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,015	4,607
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/33	6,270	6,975
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	8,000	8,779
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	12,645	13,810
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	11/1/43	1,000	1,107
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,065	1,166
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,880	2,059
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	940	1,029
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/22	70	76
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/23	120	131
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/24	2,000	2,269
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/27	60	65
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/39	7,000	7,775
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/42	5,880	6,517
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/24	3,500	4,090
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/31	3,000	3,392
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/37	8,000	8,919

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/42	10,755	11,913
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/23	4,000	4,547
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/24	1,215	1,378
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.750%	2/15/19 (Prere.)	4,500	5,170
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/26	2,000	2,364
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/29	7,365	8,493
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/30	600	691
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/31	2,500	2,874
Apollo Career Center Joint Vocational
School District Ohio GO	5.250%	12/1/31	1,015	1,155
Apollo Career Center Joint Vocational
School District Ohio GO	5.000%	12/1/38	4,700	5,183
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC - State University
Project)	5.750%	6/1/31	2,000	2,147
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC - State University
Project)	6.000%	6/1/45	2,000	2,132
Butler County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center
Project)	5.000%	5/15/31 (14)	4,000	4,054
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	6.375%	4/1/36	1,350	1,566
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	5.625%	4/1/41	2,000	2,235
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/22	2,000	2,319
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	4,000	4,614
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	4,160	4,767
Butler County OH Hospital Facilities Revenue
(UC Health)	5.750%	11/1/40	1,305	1,513
Central Ohio Solid Waste Authority GO	5.000%	12/1/19 (ETM)	115	132
Central Ohio Solid Waste Authority GO	5.000%	12/1/19	1,195	1,367
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	1,190	1,246
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	1,470	1,539
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	430	450
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	530	555
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,310
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	4,385	5,607
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,835
Cincinnati OH GO	5.000%	12/1/18	1,000	1,113
Cincinnati OH GO	5.000%	12/1/24	1,090	1,228
Cincinnati OH GO	5.000%	12/1/26	2,605	2,920
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,000	1,173
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,859
Cincinnati OH Water System Revenue	5.000%	12/1/32	1,000	1,174

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cincinnati OH Water System Revenue	5.000%	12/1/36	5,025	5,868
Cincinnati OH Water System Revenue	5.000%	12/1/37	2,000	2,320
Cleveland OH Airport System Revenue	5.000%	1/1/26	1,000	1,121
Cleveland OH Airport System Revenue	5.000%	1/1/28	4,530	5,012
Cleveland OH Airport System Revenue	5.000%	1/1/30	5,000	5,477
Cleveland OH Airport System Revenue	5.000%	1/1/31	1,020	1,114
Cleveland OH Airport System Revenue	5.000%	1/1/31 (4)	7,000	7,240
Cleveland OH Income Tax Revenue	5.000%	4/1/18 (Prere.)	7,180	7,852
Cleveland OH Income Tax Revenue	5.000%	10/1/37	10,000	11,327
Cleveland OH Municipal School District GO	5.000%	12/1/25	1,845	2,169
Cleveland OH Municipal School District GO	5.000%	12/1/46	3,000	3,329
Cleveland OH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,351
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	3,410
Cleveland OH Water Revenue	5.000%	1/1/27	2,000	2,325
Cleveland OH Water Revenue	4.000%	1/1/35	2,000	2,080
Cleveland OH Water Works Revenue	5.500%	1/1/21 (14)	9,540	10,558
Cleveland State University Ohio General Receipts
Revenue	5.000%	6/1/25	2,000	2,324
Cleveland State University Ohio General Receipts
Revenue	5.000%	6/1/26	2,700	3,118
Cleveland State University Ohio General Receipts
Revenue	5.000%	6/1/27	2,000	2,296
Cleveland State University Ohio General Receipts
Revenue	5.000%	6/1/30 (14)	3,000	3,155
Cleveland State University Ohio General Receipts
Revenue	5.000%	6/1/37	2,815	3,125
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.010%	12/7/15 LOC	2,775	2,775
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)
VRDO	0.010%	12/7/15	1,400	1,400
Cleveland-Cuyahoga County OH Port Authority
Revenue (Euclid Avenue Development Corp.
Project)	5.000%	8/1/28	680	783
Cleveland-Cuyahoga County OH Port Authority
Revenue (Euclid Avenue Development Corp.
Project)	5.000%	8/1/39	3,000	3,329
Columbus OH City School District GO	4.500%	12/1/29	3,000	3,278
Columbus OH City School District School Facilities
Construction & Improvement GO	5.000%	6/1/19 (Prere.)	1,545	1,750
Columbus OH GO	5.000%	2/15/22	1,900	2,283
Columbus OH GO	5.000%	2/15/24	1,475	1,817
Columbus OH GO	5.000%	7/1/24	1,000	1,200
Columbus OH GO	5.000%	8/15/26	2,000	2,388
Columbus OH GO	5.000%	7/1/27	2,000	2,343
Columbus OH GO	5.000%	7/1/30	2,500	2,937
Columbus OH GO	5.000%	7/1/31	1,185	1,386
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/24	1,320	1,516
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/25	1,000	1,148
Columbus OH Metropolitan Library Special
Obligation Revenue	4.000%	12/1/37	2,000	2,058
Columbus OH Sewer Revenue	5.000%	6/1/26	3,255	3,986
Columbus OH Sewer Revenue	5.000%	6/1/31	1,000	1,185

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cuyahoga County OH (Convention Hotel Project)
COP	5.000%	12/1/36	2,000	2,235
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/24	4,000	4,541
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/32	1,900	2,236
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/34	2,775	3,239
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/35	4,485	5,215
Dublin OH Special Obligation Revenue	5.000%	12/1/42	3,485	3,989
Dublin OH Special Obligation Revenue	5.000%	12/1/44	1,920	2,194
Fairfield County OH Hospital Facilities Revenue
(Fairfield Medical Center)	5.000%	6/15/43	4,250	4,524
Forest Hills OH Local School District GO	5.000%	12/1/46	4,430	4,995
Franklin County OH GO	5.000%	12/1/26	3,000	3,734
Franklin County OH GO	5.000%	12/1/31	3,000	3,622
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	3,022
Franklin County OH Health Care Facilities
Improvement Revenue (OPRS Communities)	6.125%	7/1/40	4,110	4,504
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/31	5,000	5,787
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/34	2,610	2,977
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	11/15/36	3,640	4,055
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/45	2,000	2,233
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	4.750%	11/1/28	1,500	1,625
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/34	1,500	1,654
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/42	7,000	7,569
Franklin County OH Hospital Revenue (Nationwide
Children’s Hospital Project) VRDO	0.010%	12/7/15	475	475
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.375%	4/1/34	2,500	2,726
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.500%	4/1/39	2,500	2,728
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,150	3,528
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	5,000	5,407
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.500%	6/1/42	3,000	3,345
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,854
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,081
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,075
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/34	1,000	1,140

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hamilton County OH Hospital Facilities Revenue
(UC Health)	5.000%	2/1/30	1,360	1,521
Hamilton County OH Hospital Facilities Revenue
(UC Health)	5.000%	2/1/44	2,500	2,718
Hamilton County OH Sales Tax Revenue	5.000%	12/1/26 (2)	5,000	5,209
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,551
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32 (4)	9,700	10,073
Hamilton County OH Sewer System Revenue	5.000%	12/1/22	1,000	1,215
Hamilton County OH Sewer System Revenue	5.000%	12/1/32	1,525	1,788
Hamilton OH City School District GO	5.000%	12/1/34	1,500	1,733
Huron County OH Hospital Facilities Improvement
Revenue (Fisher-Titus Medical Center)	5.250%	12/1/37	3,000	3,108
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/20	2,550	2,918
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/38	15,850	17,710
Kent State University Ohio Revenue	5.000%	5/1/37	4,185	4,629
Lake County OH Hospital Facilities Revenue
(Lake Hospital System Inc.)	5.000%	8/15/45	4,000	4,353
Lakeview OH Local School District Classroom
Facilities & School Improvement GO	5.000%	11/1/44	1,500	1,678
Lorain County OH Community College District
General Revenue	5.000%	12/1/41	4,520	4,978
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,297
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.150%	12/7/15	4,995	4,995
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/23	1,000	1,147
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/30	2,500	2,724
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.000%	11/15/26	2,000	2,295
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/27	3,000	3,475
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,627
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,460
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.000%	11/15/41	2,530	3,022
Madison OH Local School District GO	5.250%	12/1/32	695	792
Madison OH Local School District GO	5.250%	12/1/37	3,815	4,299
Marysville OH Wastewater Treatment System
Revenue	5.000%	12/1/31 (10)	770	797
Mason OH City School District BAN	5.250%	12/1/17 (14)	2,915	3,172
Mason OH City School District School
Improvement GO	5.000%	6/1/17 (Prere.)	1,000	1,065
Medina OH School District COP	5.250%	6/1/18 (Prere.)	7,210	7,974
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/31	2,000	2,334
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/36	2,000	2,302
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.125%	8/1/31	1,250	1,360

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.250%	8/1/41	1,000	1,084
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,383
Middletown OH City School District GO	5.000%	12/1/23 (4)	5,345	5,663
Middletown OH City School District GO	5.250%	12/1/40	2,000	2,316
Middletown OH City School District GO	5.250%	12/1/48	2,550	2,965
Milford OH Exempt Village School District GO	5.000%	12/1/35	1,100	1,273
Milford OH Exempt Village School District GO	5.000%	12/1/36	1,250	1,441
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.250%	5/1/29	3,000	3,479
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	5/1/30	5,000	5,015
Montgomery County OH Revenue
(Miami Valley Hospital)	5.750%	11/15/23	1,000	1,180
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	8,830	8,830
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	6,600	6,600
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	9,400	9,400
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.010%	12/1/15	5,635	5,635
North Olmsted OH School District GO	5.000%	12/1/44	5,000	5,642
North Olmsted OH School District GO	4.000%	12/1/48	1,495	1,512
Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)	5.000%	11/15/31	2,100	2,477
Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)	5.000%	11/15/32	1,000	1,175
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/28	1,650	1,979
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/32	4,685	5,391
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/38	9,400	10,641
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/39	3,130	3,595
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/44	10,835	12,371
Ohio Air Quality Development Authority Pollution
Control Revenue (FirstEnergy Generation Corp.
Project)	5.625%	6/1/18	2,500	2,677
Ohio Air Quality Development Authority Pollution
Control Revenue (FirstEnergy Generation Corp.
Project) PUT	5.875%	6/1/16	3,000	3,063
Ohio Air Quality Development Authority Revenue
(Columbus Southern Power Co. Project)	5.800%	12/1/38	2,000	2,204
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project)	5.625%	10/1/19	3,000	3,342
Ohio Building Authority Revenue (Administration
Building Fund)	5.000%	10/1/23	2,000	2,305
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	10/1/23	1,250	1,499
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	10/1/24	1,000	1,180

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/25	2,670	3,072
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/30	1,650	1,897
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional Building Fund
Projects)	5.000%	10/1/35	1,500	1,709
Ohio Common Schools GO	5.000%	3/15/24	4,410	5,229
Ohio GO	5.000%	5/1/20	5,080	5,881
Ohio GO	5.000%	5/1/27	5,350	6,459
Ohio GO	5.000%	11/1/28	10,000	12,150
Ohio GO	5.000%	2/1/30	4,000	4,651
Ohio GO	5.000%	4/1/30	1,770	1,987
Ohio GO	5.000%	2/1/31	4,500	5,248
Ohio GO	5.000%	4/1/31	1,230	1,377
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.250%	12/1/26 (14)	3,520	4,429
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,398
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/29	3,500	4,045
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.250%	1/1/29	5,000	5,414
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	5,000	5,644
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.500%	1/1/43	1,460	1,582
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.010%	12/1/15	3,765	3,765
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.010%	12/1/15	1,000	1,000
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	1,000	1,081
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	445	481
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,370	1,473
Ohio Higher Educational Facility Commission
Revenue (John Carroll University Project) PUT	2.250%	9/1/18	2,790	2,840
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/37	6,955	7,797
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,250	2,516
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/29	2,575	2,931
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,146

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,294
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	11/1/18 (Prere.)	4,000	4,547
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/24	1,000	1,180
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/25	1,500	1,776
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/27	1,000	1,170
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	1,000	1,134
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/33	750	848
Ohio Highway Capital Improvements GO	5.000%	5/1/26	3,000	3,558
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/22	2,250	2,616
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/25	1,000	1,150
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/32	2,500	2,803
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/35	1,675	1,831
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/40	6,650	7,260
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/39	6,600	7,444
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/28	6,560	7,414
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/29	2,000	2,248
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/41	7,000	7,467
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.250%	1/15/46	3,000	3,079
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	1,400	1,453
Ohio Infrastructure Improvement GO	5.000%	8/1/21	900	1,070
Ohio Parks & Recreation Capital Facilities
Revenue	5.000%	2/1/30	3,615	4,222
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	300	314
Ohio State University General Receipts Revenue	5.000%	12/1/17	1,000	1,084
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	304
Ohio State University General Receipts Revenue	5.000%	12/1/18	835	934
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	160	179
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	255	285
Ohio State University General Receipts Revenue	5.000%	12/1/19	625	717
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,245	2,487
Ohio State University General Receipts Revenue	5.000%	6/1/38	8,000	9,045
Ohio State University General Receipts Revenue	5.000%	12/1/39	5,250	6,033
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/25	4,500	5,286
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,410
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/27	2,500	3,169
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/36	5,000	2,189
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/37	5,000	2,075
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/38	20,000	7,946

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/39	4,000	4,552
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/40	5,000	1,806
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/41	10,000	3,447
Ohio University General Receipts Revenue	5.000%	12/1/28	610	698
Ohio University General Receipts Revenue	5.000%	12/1/33	1,000	1,136
Ohio University General Receipts Revenue	5.000%	12/1/36	2,490	2,801
Ohio University General Receipts Revenue	5.000%	12/1/39	2,000	2,230
Ohio University General Receipts Revenue	5.000%	12/1/42	1,450	1,600
Ohio Water Development Authority Fresh
Water Revenue	5.500%	12/1/18 (4)	645	732
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/29	5,000	5,701
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/30	1,000	1,138
Princeton OH City School District GO	5.000%	12/1/36	1,500	1,731
Rocky River OH City School District GO	5.375%	12/1/17	710	741
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/22	1,000	1,119
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	10,040	11,120
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/28	4,000	4,316
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/38	1,800	1,939
South-Western City OH School District GO	5.000%	12/1/36	1,700	1,907
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.500%	12/1/29	1,000	1,085
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.000%	12/1/35	1,125	1,150
Streetsboro OH City School District GO	5.250%	12/1/44	4,000	4,554
Toledo OH City School District GO	5.000%	12/1/22	2,015	2,378
Toledo OH City School District GO	5.000%	12/1/23	1,085	1,266
Toledo OH City School District GO	5.000%	12/1/28	4,730	5,539
Toledo OH Waterworks Revenue	5.000%	11/15/38	4,000	4,545
Toledo-Lucas County OH Port Authority Student
Housing Revenue (CHF-Toledo, LLC -
The University of Toledo Project)	5.000%	7/1/34	1,000	1,054
Toledo-Lucas County OH Port Authority Student
Housing Revenue (CHF-Toledo, LLC -
The University of Toledo Project)	5.000%	7/1/39	1,000	1,043
Tri Valley OH Local School District GO	5.500%	12/1/16 (14)	470	481
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	1,963
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/18 (Prere.)	1,405	1,525
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/26 (4)	6,980	7,786
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/29 (4)	2,000	2,240
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,975	3,365
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33 (4)	595	635
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/20	1,000	1,157

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/21	1,000	1,169
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/23	3,665	4,345
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/24	1,000	1,195
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/25	500	574
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/26	500	572
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/27	2,000	2,342
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/28 (14)	5,000	5,306
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/30	1,890	2,160
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/31	1,000	1,138
University of Toledo Ohio General Receipts
Revenue	5.000%	6/1/29	1,000	1,137
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/31	870	968
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.750%	7/1/33	600	689
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/39	1,000	1,096
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.500%	7/1/39	1,225	1,378
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/30	1,350	1,580
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/32	1,395	1,620
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/32	715	755
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/42	2,500	2,591
Wright State University Ohio General Revenue	5.000%	5/1/26	2,030	2,282
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,300
				995,152
Guam (0.5%)
Guam Government Business Privilege
Tax Revenue	5.000%	11/15/33	2,000	2,234
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,300	2,593
				4,827
Virgin Islands (0.4%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/30	4,000	4,357
Total Tax-Exempt Municipal Bonds (Cost $950,537)				1,004,336

Ohio Long-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (1.4%)
Other Assets
Investment in Vanguard	88
Receivables for Investment Securities Sold	7,030
Receivables for Accrued Income	14,363
Receivables for Capital Shares Issued	385
Other Assets [2]	1,012
Total Other Assets	22,878
Liabilities
Payables for Investment Securities Purchased	(5,656)
Payables for Capital Shares Redeemed	(236)
Payables for Distributions	(846)
Payables to Vanguard	(1,167)
Other Liabilities	(202)
Total Liabilities	(8,107)
Net Assets (100%)
Applicable to 80,755,656 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,019,107
Net Asset Value Per Share	$12.62

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	961,349
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	3,957
Unrealized Appreciation (Depreciation)
Investment Securities	53,799
Futures Contracts	2
Net Assets	1,019,107

  See Note A in Notes to Financial Statements.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the value of this security represented 0.5% of net assets.
  Cash of $200,000 has been segregated as collateral for open futures contracts. A key to abbreviations and other references follows the Statement of Net Assets.
  See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) AGM (Assured Guaranty Municipal Corporation).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation).

(14) NPFG (National Public Finance Guarantee Corporation).

(15) BAM (Build America Mutual Assurance Company).

(16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	35,384
Total Income	35,384
Expenses
The Vanguard Group—Note B
Investment Advisory Services	103
Management and Administrative	1,252
Marketing and Distribution	170
Custodian Fees	12
Auditing Fees	34
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,581
Net Investment Income	33,803
Realized Net Gain (Loss)
Investment Securities Sold	5,763
Futures Contracts	(102)
Realized Net Gain (Loss)	5,661
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,220)
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	(1,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,246

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,803	33,116
Realized Net Gain (Loss)	5,661	5,733
Change in Unrealized Appreciation (Depreciation)	(1,218)	49,469
Net Increase (Decrease) in Net Assets Resulting from Operations	38,246	88,318
Distributions
Net Investment Income	(33,803)	(33,116)
Realized Capital Gain[1]	(5,027)	(3,623)
Total Distributions	(38,830)	(36,739)
Capital Share Transactions
Issued	137,874	114,638
Issued in Lieu of Cash Distributions	27,053	25,605
Redeemed	(110,290)	(128,721)
Net Increase (Decrease) from Capital Share Transactions	54,637	11,522
Total Increase (Decrease)	54,053	63,101
Net Assets
Beginning of Period	965,054	901,953
End of Period[2]	1,019,107	965,054

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,547,000 and $54,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.63	$11.93	$12.96	$12.09	$11.92
Investment Operations
Net Investment Income	. 427.444		.454	.449	.478
Net Realized and Unrealized Gain (Loss)
on Investments	.055	.749	(1.003)	.870	.191
Total from Investment Operations	.482	1.193	(.549)	1.319	.669
Distributions
Dividends from Net Investment Income	(.427)	(.444)	(.454)	(.449)	(.478)
Distributions from Realized Capital Gains	(.065)	(.049)	(.027)	—	(.021)
Total Distributions	(.492)	(.493)	(.481)	(.449)	(.499)
Net Asset Value, End of Period	$12.62	$12.63	$11.93	$12.96	$12.09

Total Return[1]	3.90%	10.19%	-4.28%	11.08%	5.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,019	$965	$902	$1,055	$875
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.39%	3.60%	3.69%	3.57%	4.06%
Portfolio Turnover Rate	21%	23%	28%	15%	20%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Ohio Long-Term Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $88,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Ohio Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,004,336	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	(4)	1,004,336	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2016	49	10,660	1
5-Year U.S. Treasury Note	March 2016	46	5,459	1
				2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $371,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2015, the fund had $4,858,000 of long-term capital gains available for distribution.

At November 30, 2015, the cost of investment securities for tax purposes was $951,434,000. Net unrealized appreciation of investment securities for tax purposes was $52,902,000, consisting of unrealized gains of $53,173,000 on securities that had risen in value since their purchase and $271,000 in unrealized losses on securities that had fallen in value since their purchase.

Ohio Long-Term Tax-Exempt Fund

F. During the year ended November 30, 2015, the fund purchased $240,136,000 of investment securities and sold $194,749,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended November 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	10,954	9,285
Issued in Lieu of Cash Distributions	2,151	2,082
Redeemed	(8,785)	(10,556)
Net Increase (Decrease) in Shares Outstanding	4,320	811

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Ohio Tax-Free Funds and the Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

The Long-Term Tax-Exempt Fund distributed $3,850,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2015	11/30/2015	Period
Based on Actual Fund Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.40
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,027.77	$0.86
Based on Hypothetical 5% Yearly Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,024.67	$0.41
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,024.22	$0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Ohio Tax-Exempt Money Market Fund, 0.08%; and for the Ohio Long-Term Tax-Exempt Fund, 0.17%. (The six-month expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Ohio Tax-Exempt Money Market Funds Average: Ohio Tax-Exempt Money Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $63,000 Fiscal Year Ended November 30, 2014: $60,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313
Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 19, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.